                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 16, 2007

                            State Street Corporation
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Massachusetts                001-07511                 04-2456637
-------------------------    ------------------------    -----------------------
 (State of Incorporation)    (Commission File Number)       (IRS Employer
                                                         Identification Number)

           One Lincoln Street, Boston, Massachusetts           02111
          --------------------------------------------------------------
           (Address of principal executive offices)          (Zip code)

       Registrant's telephone number, including area code: (617) 786-3000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

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Item 2.02.    Results of Operations and Financial Condition.

     On October 16, 2007, State Street Corporation issued a news release announcing its results of operations and related financial information for the third quarter of 2007. A copy of that news release is furnished herewith as
Exhibit 99.1 and is incorporated herein by reference. In addition, a copy of a slide presentation pertaining to State Street-sponsored asset backed commercial paper conduits and made available in connection with the investor conference call referenced in the October 16, 2007 news release is furnished herewith as
Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

     State Street Corporation's news release dated October 16, 2007, announcing third quarter 2007 results of operations and related financial information, is furnished herewith as Exhibit 99.1, and its slide presentation pertaining to
State Street-sponsored asset backed commercial paper conduits and made available in connection with the investor conference call referenced in the October 16,
2007 news release is furnished herewith as Exhibit 99.2.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           STATE STREET CORPORATION

                                           By:     /s/ James J. Malerba
                                           ---------------------------------
                                           Name:   James J. Malerba
                                           Title:  Senior Vice President and
                                                   Corporate Controller

Date: October 16, 2007

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                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

99.1          News release dated October 16, 2007, announcing third quarter 2007 results of operations and related financial information.

99.2          Slide presentation pertaining to State Street-sponsored asset backed commercial paper conduits as of September 30, 2007.